Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock, par value $.01 per share, of Winmill & Co. Incorporated and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 26th day of November, 2003.



Dated:  November 26, 2003

                                       SC FUNDAMENTAL VALUE FUND, L.P.

                                       By:    SC Fundamental LLC, as
                                              General Partner


                                       By:  /s/ Neil H. Koffler
                                          --------------------------------------
                                            Neil H. Koffler, Member


                                       SC FUNDAMENTAL LLC


                                       By:   /s/ Neil H. Koffler
                                          --------------------------------------
                                            Neil H. Koffler, Member


                                       SC FUNDAMENTAL VALUE BVI, LTD.


                                       By:    SC Fundamental Value BVI, Inc., as
                                              managing general partner of
                                              investment manager

                                       By:  /s/ Neil H. Koffler
                                           -------------------------------------
                                            Neil H. Koffler, Vice President


                                       SC-BVI PARTNERS


                                       By:  SC Fundamental Value BVI, Inc., as
                                            managing  general partner


                                       By:  /s/ Neil H. Koffler
                                          --------------------------------------
                                            Neil H. Koffler, Vice President

                             PMC-BVI, INC.


                             By:  /s/  Neil H. Koffler
                                ------------------------------------------------
                                  Neil H. Koffler as Attorney-in-Fact for
                                  Peter M. Collery, President


                             SC FUNDAMENTAL VALUE BVI, INC.


                             By:  /s/ Neil H. Koffler
                                ------------------------------------------------
                                  Neil H. Koffler, Vice President

                         /s/ Neil H. Koffler
                        -------------------------------------------------------
                         Neil H. Koffler as Attorney-in-Fact for
                         Peter M. Collery

                         /s/ Neil H. Koffler
                        -------------------------------------------------------
                         Neil H. Koffler




                                       17